Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Asbed Palakian, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K of Passport Arts Inc. for the year ended August 31, 2010 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Passport Arts Inc.

Date: October 26, 2010

/s/ Asbed Palakian
Asbed Palakian
President, Chief Executive Officer, Secretary, Treasurer, and Director
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)